UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2023

COURTSIDE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-269028	35-2503373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

335 N. Maple Drive Suite 127

Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 858-0888

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry Into a Material Definitive Agreement.

As previously reported in LiveOne, Inc.’s (“LiveOne”) Current Report on Form 8-K, filed with the SEC on July 20, 2022 (File No. 001-38249), on July 15, 2022, Courtside Group, Inc. (dba PodcastOne) (the “Company”), a wholly owned subsidiary of LiveOne, completed a private placement offering of the Company’s unsecured convertible notes with an original issue discount of 10% in the aggregate principal amount of $8,838,500 (the “Notes”) to certain accredited investors and institutional investors (collectively, the “Purchasers”), for gross proceeds of $8,035,000 pursuant to the Subscription Agreements entered into with the Purchasers.

Pursuant to the terms of the Notes, on July 6, 2023, the Company notified the Purchasers of its election to extend the maturity date of the remaining Notes to October 15, 2023 in connection with the Company’s continued efforts to consummate a direct listing of the Company’s shares of common stock on a national securities exchange.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information described under Item 1.01 above is incorporated by reference in this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1*	Form of 10% Original Issued Discount Convertible Promissory Note, dated July 15, 2022, issued by the Company to the purchasers (Incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1, Amendment No. 4, filed with the SEC on May 10, 2023).
4.2*	Form of Warrants, dated July 15, 2022, issued by PodcastOne to the purchasers (Incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1, Amendment No. 4, filed with the SEC on May 10, 2023).
10.1*	Form of Subscription Agreement, dated as of July 15, 2022, between PodcastOne and the purchasers (Incorporated by reference to Exhibit 10.1 to the Company’s Registration Statement on Form S-1, Amendment No. 4, filed with the SEC on May 10, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COURTSIDE GROUP, INC.

Dated: July 11, 2023	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Executive Chairman